THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
PROSPECTUSES DATED MAY 1, 2023

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
VARIABLE LIFE
VARIABLE COMPLIFE®
VARIABLE JOINT LIFE
VARIABLE EXECUTIVE LIFE

This Supplement updates certain information in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses, as applicable, for the above-referenced variable life policies and any supplements to the prospectuses, initial summary prospectuses and updating summary prospectuses (together the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplements without charge upon request.
Effective March 1, 2024, Appendix A – Portfolios Available under Your Policy is amended to reflect the following information for the Fidelity® VIP Mid Cap Portfolio – Initial Class, and the Fidelity® VIP Contrafund® Portfolio – Initial Class, respectively, to reflect a restatement of the funds’ current expenses:
Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Long-term growth of capital	Fidelity® VIP Mid Cap Portfolio – Initial Class[4]	Fidelity Management & Research Company LLC (FMR)[5]	0.57%	-14.74%	5.95%	9.96%
Long-term capital appreciation	Fidelity® VIP Contrafund® Portfolio – Initial Class[4]	FMR[5]	0.56%	-26.31%	8.66%	11.43%
Please retain this Supplement for future reference.
This Supplement is dated March 7, 2024.